AXA Group Organization Charts January 1st, 2009

AXA Group Organization charts as of January 1st, 2009

Please find hereafter the AXA Group organization Charts on the main operating companies in the Group updated as of January 1st, 2009 (non exhaustive list).

Contents

Assistance
as of January 1st, 2009


AXA
100 %
AXA Assistance SA
100%
AXA Assistance France Assurances SA
100%
AXA Assistance France SA
59%
AXA Assistance Maroc (Morocco)
100%
Inter Partner Assistance SA (1) (Belgium)
100%
Inter Partner Assistance SA (Spain)
100%
AXA Travel Holding (c)
100%
Delta Assistance SA
100%
AXA Assistance Participations
80%
ADHAP Performances
60%
Pluridis
100%
Truck Assistance International
100%
Truck Assistance International Services (b)
100%
TAI Transport Assistance
100%
Emergency Medical Care (Holdings) Limited (UK) (a)
100%
EMC Algeria Ltd
50%
Domiserve
100%
Domiserve +
34%
Les Cours Legendre
34%
Maison & Services Développement
34%
Groupe Family Sphère
Branches:
- Athens (Greece)
- Geneva (Switzerland)
- Lisbon (Portugal)
- London (UK)
- Munich (Germany)
- Paris (France)
- Roma (Italy)
- Prague (Czech Republic)
- Dublin (Ireland)
- Warshaw (Poland)
96%
Hogar Soluciones Madrid 2012
100%
Inter Partner Asistencia Servicios Espana (Barcelona)
50%
G MAS R Asistencia (Barcelona)
55%
Iuris Gestion SA (Barcelona)
80%
Inter Fronteras SA (Madrid)
Hogar Soluciones Barcelono 2012
Hogar Soluciones Murcia 2012
Hogar Soluciones Valencia 2012
Inter Partner Assistance (Swiss branch)
100%
AXA Travel Insurance Ltd. (Ireland)
100%
AXA Assistance AERO Medical Services (Ireland)
100%
AXA Assistance Services Limited
AXA Assistance Services Limited (London)

(a) Branches in France and Yemen.
(b) Branches in Belgium, Germany and the Netherlands.
(c) Formerly AXA Assistance Direct Ltd.

(1) See also charts pages 4 and 5.

Assistance – Europe-Middle East-Africa

as of January 1st, 2009

AXA

- **Inter Partner Assistance** *(Belgium)*
  - 50% → Inter Partner Assistance Algérie Spa (Algeria)
  - 39% → Call Us Assistance International Gmbh (Austria)
  - 100% → Inter Partner Assistance Services (a) (Belgium)
  - 51% → Auto Club Assistance ACA (Belgium)
  - 100% → AXA Assistance Ceska Republika Spol. (Czech Republic)
  - 100% → AXA Assistance Ocean Indien Ltd (Mauritius)
  - 100% → AXA Assistance Ocean Indien Ltd (UK)
  - 100% → AXA Assistance Gmbh (Germany)
  - 50% → Rogers Outsourcing Solutions Ltd
  - 100% → Inter Partner Assistance Services Gmbh – Frankfurt Oder (Germany)
  - 100% → AXA Assistance Services (Greece)
  - 80% → Inter Partner Assistenza Servizi Spa (Italy)
  - 100% → AXA Assistance Maroc Services (Morocco)
  - 100% → Inter Partner Assistance Services BV (Netherlands)
  - 100% → Inter Partner Assistance Polska SA (Poland)
  - 100% → AXA Assistance Serviços (Portugal)
    - 100% → AXA Assistance Saude Portugal
  - 100% → IPA Y Ardim Ve Destek Hilmztleri Ticaret Ltd (Turkey)
  - 100% → AXA Assistance UK (United Kingdom)
    - 51% → AXA Assistance Ireland Ltd (Ireland)

Assistance – America – Asia

as of January 1st, 2009



AXA
Inter Partner Assistance
(Belgium)
AXA Assistance Argentine (Argentina)
100%
100%
AXA Assistance Australia Pty Ltd (Australia)
Interassistença Serviços s/c Ltda (Brazil)
100%
Plantao Medica s/c Ltda (Brazil)
76%
Inter Partner Assistance s/c Ltda (Brazil)
100%
50%
Inter Partner Assistance Japan Ltd (Japan)
AXA Assistance Canada Inc (Canada)
100%
100%
Inter Partner Assistance Hong-Kong Ltd (Hong-Kong)
100%
AXA Assistance Beijing Ltd (China)
AXA Asistencia Colombia (Venezuela Branch)
AXA Asistencia Colombia (Ecuador Branch)
AXA Asistencia Colombia SA (Colombia)
66.30%
100%
SFA Asia (Hong-Kong)
100%
IPA Taiwan Ltd (Hong-Kong)
IPA Taiwan Ltd (Taiwan Branch)
AXA Asistencia Chile SA (Chile)
100%
100%
AXA Assistance Pte Ltd (Singapore)
AXA Assistance Mexico Sucursal Panama SA (Panama Branch)
100%
AXA Assistance Panama (Panama)
100%
AXA Assistance Mexico SA de CV (Mexico)
100%
97.49%
AXA Assistance Company Ltd (Thailand)
100%
Inter Partner Assistance SA (Thailand)
AXA Assistance USA Inc (USA)
100%
100%
AXA Assistance Florida Inc
100%
AXA Assistance USA Holding Inc (Delaware)
100%
HAA Preferred Partners

Australia – AXA Asia Pacific Holdings Limited

as of January 1st, 2009


AXA
(a)
AXA Equity & Law Life Assurance Society (UK)
49.65%
3.49%
AXA Asia Pacific Holdings Limited
AllianceBernstein (USA)
50%
100%
The National Mutual Life Association of Australasia Limited
100%
AXA APH Executive Plan (Australia) Pty Ltd
80%
P.T. AXA Life Indonesia (Indonesia) (1)
45%
Philippine AXA Life Insurance Corporation (Philippines) (6)
100%
National Mutual International Pty Limited
100%
AXA Asia Pacific Finance Limited
100%
National Mutual Funds Management (Global) Limited
50%
AllianceBernstein Australia Limited (b)
100%
ipac financial planning Taiwan Limited (Taiwan) (2)
100%
AXA Financial Services (Singapore) Pte Ltd (Singapore) (2)
100%
AXA Life Insurance Singapore Private Limited (Singapore) (2)
100%
NM Insurances (Singapore) Pte Ltd (c) (Singapore) (2)
72.97%
AXA China Region Limited (Bermuda) (3)
100%
Detura Limited (BVI)
27.03%
25%
Krungthai-AXA Life Insurance Company Ltd (Thailand) (4)
49%
AXA AFFIN Life Insurance Berhad (Malaysia) (6)
51%
PT AXA Mandiri Financial Services (Indonesia) (1)
45%
AXA Investment Managers Asia Holdings Private Limited (Singapore) (5)
100%
AXA India Holdings (Mauritius) (5)
50%
PT AXA Asset Management Indonesia (Indonesia) (1)
93.09%
PT AXA Financial Indonesia (Indonesia) (1)
100%
SG (AUS) Holdings Pty Ltd
100%
ipac Securities Limited
100%
Genesys Group Holdings Pty Ltd

(1) See also Indonesia chart page 32.
(2) See also Singapore/Taiwan chart page 42.
(3) See also China/Hong Kong chart page 20.
(4) See also Thaïland chart page 48.
(5) See also India chart page 31.
(6) See also Malaysia/The Philippine chart page 38.

(a) With AXA UK as sub-holding company.
(b) New corporate name (formerly Alliance Capital Management Australia Limited).
(c) In voluntary liquidation.

AXA Corporate Solutions Assurance
as of January 1st, 2009


AXA
AXA France Assurance
98.75%
AXA Corporate Solutions Assurance (France)
100%
100%
100%
AXA Corporate Solutions Services
AXA Corporate Solutions Services Uk Ltd (UK)
AXA Corporate Solutions Marine Services Ltd (Hong Kong)
100%
Matrix (USA)
AXA Corporate Solutions Assurance German branch
AXA Corporate Solutions Assurance Italian branch
AXA Corporate Solutions Assurance Spanish branch
AXA Corporate Solutions Assurance UK branch
AXA Corporate Solutions Assurance Switzerland branch
AXA Corporate Solutions Assurance Hong Kong branch
AXA Corporate Solutions Assurance Singapore branch

AXA Group Solutions
as of January 1st, 2009


AXA
50%
100% (a)
GIE AXA
Group Solutions
(France)
AXA Group Solutions
(France)
AXA Group Solutions
Soluções Informaticas
AEIE
(Portugal)
50%
100%
AXA Group Solutions
Private Limited
(India)
Webinsurance Partners
(Spain)
AXA Group Solutions
German branches
AXA Group Solutions
Portuguese branch
AXA Group Solutions
Swiss branches
AXA Group Solutions
UK branches

(a) Directly and indirectly.

AXA Investment Managers – France–Switzerland–UK-Qatar
as of January 1st, 2009



AXA
AXA France IARD insurance and reinsurance companies
AXA Mutuals and others
AXA Konzern AG (Germany)
AXA Mediterranean Holding SA (Spain)
13.87%
4.94% (a)
73.67%
5.20%
2.32%
AXA Investment Managers
100%
AXA Framlington Group Ltd (UK)
AXA Multimanager Ltd (UK)
AXA Investment Managers Ireland Ltd (Ireland)
AXA Investment Managers Limited (UK)
AXA Asset Management Ltd (UK)
AXA Investment Managers GS (UK)
AXA Investment Managers Paris (France)
AXA Investment Managers IF (France)
AXA Investment Managers LLC (Qatar)
AXA Investment Managers Schweiz AG (Switzerland)
33.3%
66.7%
AXA Framlington Investment Management Ltd (UK)
AXA Framlington Unit Management Ltd (UK)
AXA Framlington Investment Trust Services Ltd (UK)
AXA Framlington Administration Services Ltd (UK)
AXA Investment Managers UK Holdings (UK)
AXA Investment Managers GS Madrid (Spain)
AXA Framlington Overseas IM Ltd (UK)
AXA Funds Managers Ltd (UK)
AXA Investment Managers UK Limited (UK)
AXA IM UK Nominees Ltd (UK)

(a) AXA Mutuals 4.68% + others 0.26%.

AXA Investment Managers – Europe (other countries)

as of January 1st, 2009


AXA
AXA Investment Managers
(France)
99.9%
100%
92.5% (a)
99.9%
100%
AXA IM Benelux
(Belgium)
AXA Asset Managers Deutschland
(Germany)
AXA Investment Managers Deutschland
(Germany)
AXA Investment Managers Italia SIM S.P.A.
(Italy)
AXA Funds Management
(Luxembourg)

(a) 7.5% of the company are held by AXA Assurances IARD Mutuelle.

AXA Investment Managers – USA-Asia
as of January 1st, 2009



AXA
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
AXA Investment Managers (France)
39%
66%
100%
100%
100%
55%
45%
50%
AXA SPDB Investments Managers Company Ltd (a) (China)
AXA Rosenberg Investment Management Ltd (b) (Japan)
AXA Investment Managers Holding US Inc (USA)
AXA Alternative Advisors (USA)
AXA Investment Managers Asia Limited (Hong-Kong)
AXA Investment Managers Asia Holding Private Limited (Singapore)
10%
90%
74.99%
74.99%
KYOBO AXA Investment Managers Co. Ltd. (d) (Korea)
31%
AXA IM Rose Inc. (USA)
BHARTI AXA Investment Managers Private Limited (c) (India)
BHARTI AXA Trustee Services Private Limited (c) (India)
19.6%
75%
100%
AXA Rosenberg Group LLC (USA)
AXA IM Inc (USA)
80.4%
100%
100%
100%
100%
100%
100%
AXA Rosenberg Asia Pacific Holding LLC (USA)
AXA Rosenberg Investment Management Ltd (UK)
AXA Rosenberg Management Ireland Ltd (Ireland)
AXA Rosenberg Investment Management LLC (USA)
BARR Rosenberg Research Center LLC (USA)
AXA Rosenberg Global Services LLC (USA)
AXA Rosenberg Canada (Canada)
100%
100%
AXA Rosenberg Investment Management Asia Pacific Ltd (Hong Kong)
AXA Rosenberg Investment Management Asia Pacific Ltd (Singapore)
AXA Rosenberg Asia Pacific (Australia)

(a) 61% of the company are held by SPDB & Co.
(b) 3% of the company are held by Nomura.
(c) 25.01% of the company are held by Bharti. See also India chart page 31.
(d) 50% of the company are held by Kyobo Life.

AXA Investment Managers – Private Equity
as of January 1st, 2009


AXA
AXA Investment Managers
99.97%
AXA Investment Managers Private Equity (France)
100%
AXA Private Equity Eastern Europe GmbH (Austria)
100%
AXA Private Equity UK, Ltd (UK)
100%
AXA Private Equity (US), LLC (USA)
99.99%
AXA Investment Managers Private Equity Europe SA (France)
100%
AXA Private Equity Germany GmbH (Germany)
100%
AXA Private Equity Asia Pte, Ltd (Singapore)
100%
AXA Private Equity Italy S.r.l. (Italy)
100%
AXA Private Equity Switzerland AG (Switzerland)

AXA Millésimes

as of January 1st, 2009


AXA
100% (a)
AXA Millésimes
99.09%
Châteaux et Associés S.N.C
99.81%
Domaine de l'Arlot S.C.I.
100%
C.M.G.C. S.A.S.
99.97%
Quinta do Noval (Portugal)
100%
Quintoval (Portugal)
100%
Disznoko RT Tokaï (Hungary)
100%
SARL Tour Pibran
49%
Domaine de l'Arlot SCE
51%
Domaine de l'Arlot S.C.E.
99%
Entrepôts du Médoc S.N.C.
99%
Petit Village S.N.C.E.
1%
Petit Village SCEA
99.99%
99%
Suduiraut S.N.C.E.
1%
Suduiraut S.A.S.
100%
99%
Pichon Longueville S.N.C.E.
1%
Pichon Longueville S.N.C.
100%
Tour Pibran S.C.I.
99.99%
99%
Belles Eaux S.N.C.E.
1%
Belle Hélène S.N.C.
99.99%

(a) Directly and indirectly. The AXA Mutuelles hold 59.85% of the paid-up capital.

AXA Real Estate Investment Managers
as of January 1st, 2009


AXA
AXA Investment Managers (France)
100%
AXA Real Estate Investment Managers
99.9%
AXA Real Estate Investment Managers SGP (France)
100%
AXA Real Estate Investment Managers Singapore Private Ltd (Singapore)
99.9%
AXA Real Estate Investment Managers France (France)
100%
AXA Real Estate Investement Managers Scandinavia AB (Sweden)
100%
AXA Immobilien GmbH (Germany)
100%
AXA Real Estate Investment Managers Asia Limited (Hong Kong)
100%
AXA Real Estate Investment Managers Central Europe LLC (Hungary)
100%
AXA Real Estate Investment Managers Italia (Italy)
100%
AXA Real Estate Investment Managers Nederland BV (Netherlands)
100%
AXA Real Estate Investment Managers Iberica - Exploraçao de Imoveis SA (Portugal)
100%
AXA Real Estate Investment Managers Iberica (Spain)
100%
AXA Real Estate Investment Managers Ltd (UK)
100%
AXA Real Estate Investment Managers Japan KK (Japan)
99.9%
AXA REIM Belgium (Belgium)
100%
AXA Merkens Fonds GmbH (Germany)
100%
AXA Real Estate Managers Deutschland (Germany)
100%
AXA REIM SGR (Italy)
100%
AXA Real Estate Investment Managers UK Limited (UK)

AXA Technology Services
as of January 1st, 2009



AXA
100% (a)
GIE AXA Technology Services Belgium
(Belgium)
AXA Technology Services SAS
(France)
GIE AXA Technology Services France
(France)
100%
AXA Technology Services Australia PL
(Australia)
100%
AXA Technology Services Germany GmbH
(Germany)
100%
AXA Technology Services South East Asia
(Hong Kong)
99.99%
AXA Technology Services India Pvt Ltd
(India)
100%
AXA Technology Services Japan Company Limited
(Japan)
100%
AXA Technology Services Switzerland AG
(Switzerland)
100%
AXA Technology Services UK Limited
(UK)
AXA Technology Services Mediterranean Region - AEIE
(Italian branch)
AXA Technology Services Mediterranean Region - AEIE
(Portuguese branch)
AXA Technology Services Mediterranean Region - AEIE
(Spanish branch)

(a) Directly and indirectly.

Belgium
as of January 1st, 2009


AXA
100%
AXA Holdings Belgium
3.09%
96.91%
11.55%
100%
100%
100%
AXA Belgium
88.45%
SERVIS
L'Ardenne Prévoyante
SERVIS-Life
AXA Bank Europe
99.93%
99.87%
100%
Les Assurés Réunis
Touring Assurances
AXA Private Management
99.98%
ISCC

Brazil
as of January 1st, 2009


AXA
100%
Voltaire Participaçoes
(Brazil)

Canada
as of January 1st, 2009


AXA
100%
AXA Canada Inc.
Banque Nationale du Canada
10%
100%
50%
100%
90%
3848311 Canada Inc. (a)
Agence Gilles Gadoua inc.
50%
AXA Assurances inc.
InnovAssur, assurances générales inc.
100%
100%
100%
100%
100%
50%
100%
100%
100%
100%
4377320 Canada Inc. (b)
2623-6158 Québec inc.
AXA Insurance (Canada)
AXA General Insurance (c)
Services Financiers AXA Assurances inc.
SecuriGroupe inc.
AXA Pacific Insurance Company
AXA Assurances agricoles inc.
Anthony Insurance Incorporated
4132653 Canada Inc. (d)

(a) New corporate name (formerly Winterthur Canada Financial Corporation).
(b) New corporate name (formerly The Citadel General Assurance Company – La Citadelle, Compagnie d'Assurances Générales).
(c) New corporate name (formerly Anglo Canada General Insurance Company).
(d) New corporate name (formerly Les Souscripteurs maritimes du Canada Ltée).

China – Hong Kong
as of January 1st, 2009



AXA
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Ltd (Australia)
Detura Limited (BVI)
AXA China (France)
China Minmetals Corporation
AXA Versicherungen AG (Switzerland)
51%
100%
51%
72.97% (a)
27.03%
49%
51%
49%
100%
100%
100%
AXA (Guangzhou) Software Development & Services Company Ltd (China)
AXA Group Regional Business Management (Shanghai) Co., Ltd (China)
49%
AXA China Region Limited (Bermuda)
AXA-Minmetals Assurance Company Limited (China)
AXA Life Insurance Company Limited (Hong Kong)
AXA General Insurance Hong Kong Ltd (Hong Kong)
AXA General Insurance China Ltd (China)
100%
100%
100%
AXA Wealth Management (HK) Limited (Hong Kong)
AXA Financial Services Holdings Limited (Bermuda)
AXA China Region Insurance Company (Bermuda) Limited (Bermuda)
Representative Offices (a) (China)
Winterthur Insurance Asia Ltd (Shanghai Branch)
100%
100%
100%
16.67%
100%
100%
100%
100%
100%
Swiss Privilege Limited (Hong Kong)
AXA (Hong Kong) Life Insurance Company Limited (Hong Kong)
Network Financial Services Limited (Hong Kong)
AXA China Region Investment Services Limited (Hong Kong)
ipac financial planning Hong Kong Limited (Hong Kong)
AXA China Region Insurance Company Limited (Hong Kong)
AXA Partners Limited (Hong Kong)
AXA China Region (Bermuda) Limited (Bermuda)
100%
16.67%
16.66%
20%
Datrix Limited (Hong Kong)
16.67%
AXA Financial Services Trustees Limited (Hong Kong)
16.66%
16.67%
20%
20%
AXA Chine Region Trustees Limited (Hong Kong)
20%
20%

(a) Representative offices in Beijing and Dalian.
(b) Shell company.

Czech Republic
as of January 1st, 2009



AXA
AXA Versicherungen AG
(Switzerland)
Société Beaujon
(France)
AXA Leben AG
(Switzerland)
100%
79.97% (a)
38.11% (b)
41.38%
AXA pojišťovna a.s.
AXA penzijni fond a.s.
AXA životní pojišťovna a.s.
100%
100%
100%
AXA Česká republika s.r.o.
AXA investiční společnost a.s.
AXA services s.r.o.

(a) EBRD holds 15.38% of the share capital and Société Beaujon 4.62%.
(b) EBRD holds 20.50% of the share capital.

France – Financial companies

as of January 1st, 2009


AXA
AXA France Assurance
100%
AXA France Vie
52.46%
COMPAGNIE FINANCIERE DE PARIS
47.54%
AXA Banque
65%
100%
100%
CETELEM
35%
AXA Banque Financement
Sofinad
CFPCC
(USA)

France – Holding companies
as of January 1st, 2009


MUTUELLES AXA
AXA
100%
100% (b)
Globex International
100% (b)
Holding Vendôme 3
100%
AXA Participations 2
99.81%
Société Beaujon
51% (a)
AXA China
99.77% (b)
AXA Technology Services (1)
100%
Oudinot Participations
100%
AXA Group Solutions (2)
100%
AXA Suiduiraut
100% (b)
Lor Patrimoine
AXA Œuvres d'Art
100%
Colisée Excellence
99.98%
Vamopar
100%
AXA America Holdings Inc. (USA)
Holmupar
GIE AXA
GIE AXA Trésorerie Europe

(a) AXA China Region Ltd, registered in Hong Kong, holds 49%.
(b) 100% directly and indirectly.

(1) See also AXA Technology Services chart page 16.
(2) See also AXA Group Solutions chart page 9.

France – Insurance companies
as of January 1st, 2009



AXA
100%
AXA France Assurance
100%
AXA Assistance SA
100%
AXA Assistance France (1)
99.92%
AXA France IARD
98.34%
AXA France Vie
98.75%
AXA Corporate Solutions Assurance (2)
98.51%
Juridica
100%
Direct Assurance Vie
100%
AVANSSUR
52.46%
AXA Banque (3)
1.42%
BNP Paribas
50%
50%
Natio Assurance
91.22%
8.77%
89.99%
AXA Caraïbes IARD (Martinique)
AXA Caraïbes Réseau Vie (Martinique)
10%
100%
AXA Epargne Entreprise
95.23%
Argovie
10%
AXA Assurcrédit
50%
40%
Coface
47.54%
AVANSSUR Maroc (branch)
AVANSSUR Poland (branch)

* directly and indirectly.

(1) See also AXA Assistance chart page 4.
(2) See also AXA Corporate Solutions Assurance chart page 8.
(3) See also AXA Banque chart page 22.

France-Europe-US – Reinsurance Companies

as of January 1st, 2009


AXA
Oudinot Participations (France)
AXA UK Holdings Ltd (UK)
100%
100%
100%
100%
100%
78.9%
AXA America Holding Co. (USA)
AXA Liabilities Managers (France)
Saint-Georges Ré (France)
COLISEE RE (d) (France)
AXA Cessions (France)
AXA Global Risks UK (a) (UK)
100%
100%
100%
100%
AXA America Corporate Solutions, Inc. (USA)
AXA Liabilities Managers Inc. (USA)
AXA Liabilities Managers Switzerland AG (Switzerland)
100%
AXA Re UK Trustees Ltd (UK)
AXA Reinsurance UK Ltd (a) (UK)
100%
100%
100%
Coliseum Reinsurance Commpany (a) (c) (USA)
AXA Liabilities Managers (UK branch)
Helix UK Ltd (UK)
AXA RE Finance (a) (France)
100%
100%
100%
AXA Re Property & Casualty Insurance Co. (a) (USA)
AXA Delaware LLC. (USA)
AXA Corporate Solutions Life Reinsurance Co. (USA)
Colisée RE's Branches:
- UK (a)
- Canada (a)
- Madeira (a)
- Hong Kong (a)
AXA RE Finance (a) (Madeira Branch)
100%
AXA Insurance Co. (USA)

(a) In run off
(b) To be sold to Paris Re
(c) New corporate name since May 21, 2008 (formerly AXA Corporate Solutions Reinsurance Co.)
(d) New corporate name since December 31, 2008 (formerly AXA RE).

Germany – AXA Konzern AG

as of January 1st, 2009


AXA
9.27%
100%
Kölnische Verwaltungs AG für Versicherungswerte
67.71%
25.63%
Vinci BV
34.64%
39.73%
23.02%
AXA Konzern AG
DBV-Winterthur Holding AG (1)
88.8%
100%
100%
100%
100%
100%
100%
28.10%
56.33%
AXA ART Versicherung AG
11.2%
AXA Versicherung AG
AXA Lebensversicherung AG
Deutsche Ärzte Finanz Beratungs und Vermittlungs AG
Deutsche Ärzteversicherung AG
AXA Bank AG
Pro bAV Pensionskasse AG
AXA Krankenversicherung AG (a)
15.57%
39.88%
29.63%
Roland Rechtsschutz-Versicherungs-AG (b)
Deutsche Ärzte-Versicherung Allgemeine Versicherungs-AG
70.37%
AXA Life Europe German Branch (2)
AXA Corporate Solutions Assurance German Branch (3)

(a) Health insurance.
(b) Assistance and legal expenses insurance.

(1) See also Germany – DBV Winterthur chart page 27.
(2) See also Ireland chart page 33..
(3) See also AXA Corporate Solutions Assurance chart page 8.

Germany – DBV Winterthur
as of January 1st, 2009


AXA Assurances Vie Mutuelle
5.1%
DBV-Winterthur Holding AG & Co. Beteilgungsgesellschaft KG
5.1%
AXA
100%
AXA Beteiligungs-Gesellschaft mbH (a) (Köln)
100%
WinCom Versicherungs-Holding AG (Wiesbaden)
97.12%
100%
AXA Versicherungen AG (Switzerland)
100%
AXA Leben AG (Switzerland)
1.18%
0.51%
1.19%
Public
DBV-Winterthur Holding AG (a)
94.9%
100%
100%
100%
100%
DBV-Winterthur Lebensverischerung AG (Wiesbaden)
DBV-Winterthur Versicherung AG (Wiesbaden)
DBV Deutsche Beamten-Versicherung AG (Wiesbaden)
DBV-WinSelect Versicherung AG (Wiesbaden)
RWSt Lebensversicherung AG
100%
winsecura Pensionskasse AG

(a) New corporate name (formerly "Winterthur" Beteiligungs-Gesellschaft mbH).

Germany – ART insurance companies
as of January 1st, 2009


AXA
AXA Konzern AG (Germany)
AXA Versicherung AG (Cologne)
88.8%
100%
11.2%
AXA ART Versicherung AG (Cologne)
AXA Nordstern France SA (Paris)
100% (a)
100%
100%
100%
AXA Art d'Assurances SA (Paris)
AXA Art Insurance Ltd (London)
AXA Art Versicherung AG (Zürich)
AXA Art Holdings Inc. (New York)
100%
100%
100%
AXA Art Services Ltd. (London)
Fine Art Service International Inc. (New York)
AXA Art Insurance Corporation (New York)
AXA ART Versicherung AG (Paris)
AXA ART Versicherung AG (Breda)
AXA ART Versicherung AG (Brussels)
AXA Art Versicherung AG (Luxembourg)
AXA Art Assicurazioni (Milan)
AXA Art Seguros & Reaseguros SA (Madrid)

(a) 0.36% owned by AXA Versicherung AG.

Greece
as of January 1st, 2009


AXA
AXA Mediterraenan Holding, S.A.
(Spain)
100%
AXA Insurance A.E.

Hungary
as of January 1st, 2009


AXA
AXA Versicherungen AG
(Switzerland)
AXA Holdings Belgium
(Belgium)
AXA Leben AG
(Switzerland)
65% (a)
16.2%
100%
100%
AXA Biztosító Zrt.
75.1%
AXA Magyarország Befektetési Alapkezeló Zrt. (b)
AXA Bank Europe SA Magyarországi Fióktelepe (c)
AXA Szolgáltató Kft. (d)

(a) 35% held by EBRD.
(b) Name kept after merger of AXA Pénztárszolgáltató Zrt. into AXA Magyarország Befektetési Alapkezeló Zrt.
(c) New corporate name (formerly ELLA Első Lakástakarékpénztár KereskedelmiBank Zrt.).
(d) New corporate name (formerly ELLA Első Lakástakarékpénztár Szolgáltató Kft.).

India
as of January 1st, 2009



AXA
AXA Asia Pacific Holdings Limited (Australia)
AXA Investment Managers SA (France)
Société Beaujon (France)
55%
National Mutual International Pty Limited (Australia)
45%
AXA Investment Managers Asia Holdings Private Limited (Singapore)
100%
75% minus 100 shares
Bharti Enterprises (Holdings) Private Limited (India)
AXA India Holdings (Mauritius)
75% minus 100 shares
22.22%
10%
45%
100%
Bharti AXA Life Insurance Company Ltd (India)
37.78%
First American Securities Private Ltd (India)
Bharti AXA Investment Managers Private Limited (India)
Bharti AXA Trustee Services Private Limited (India)
AXA Business Services
40%
45%
Bharti Ventures Limited (India) (a)
25% plus 100 shares
25% plus 100 shares

(a) Formerly Bharti Enterprises (India) Ltd. Bharti Group Company.

Indonesia
as of January 1st, 2009



AXA
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
AXA Versicherungen AG (Switzerland)
AXA Leben AG (Switzerland)
PT Arya Mitra
20%
80%
The Tempo Group
20%
80%
Bank Mandiri
49%
51%
100%
100%
60%
P.T. Asuransi AXA Indonesia
P.T. AXA Life Indonesia
PT AXA Mandiri Financial Services
PT AXA Services Indonesia
Wealth Management Mauritius Holdings Ltd (Mauritius)
Winterthur Life Indonesia
99.99%
99.99%
40%
Klanandi Group
PT. Kotak Biru Konsultama
PT Indonesia Emas Perkasa
92.85%
7.15%
PT. Kotak Biru Investama
50%
6.91%
PT. AXA Financial Indonesia
93.09%
PT. AXA Asset Management Indonesia
50%

Ireland
as of February 18, 2009



AXA
AXA UK Plc (UK)
Guardian Royal Exchange Plc (UK)
AXA Insurance plc (UK)
100%
AXA Holdings Ireland Limited
100%
AXA Ireland Limited
100%
AXA Ireland Pension Trustees Limited (a)
49% (c)
AXA Assistance Ireland Limited (b)
100%
AXA Insurance Limited
100%
AXA Financial Limited (d)
100%
AXA Group Services Limited
100%
AXA Life Europe
AXA Life Europe German Branch
AXA Mediterranean Holding S.A. (Spain)
AXA MPS Assicurazioni Vita S.p.A. (Italy)
100%
AXA MPS Financial Ltd

(a) New corporate name since February 18, 2009 (formerly AXA Nominees Ireland Limited)
(b) New corporate name (formerly AXA Direct Limited)
(c) 51 % by AXA Assistance Limited
(d) New corporate name since January 15, 2009 (formerly AXA Insurance Services Limited)

Italy
as of January 1st, 2009


AXA
98.24% (a)
AXA France Assurance (France)
AXA Italia S.p.A.
AXA Mediterranean Holding S.A. (Spain)
Banca Monte dei Paschi di Siena (Italy)
MPS Investements SpA (Italy)
AXA France Vie (France)
100%
98.1% (b)
AXA Interlife S.p.A. (e)
AXA Assicurazioni S.p.A.
AXA France Vie Italy Branch
50%
AXA MPS Assicurazioni Danni S.p.A.
50%
50%
AXA MPS Assicurazioni Vita S.p.A.
50%
53.44%
100%
100%
100%
99%
Porta Romana Immobiliare S.r.l
Centurion Immobiliare S.p.A.
Orsa S.r.l (d)
AXA Partecipazioni S.p.A.
Quixa S.p.A. (c)
44.56%
100%
Quadrifoglio Vita S.p.A.

(a) Directly and indirectly. AXA France Vie holds 1.76% of the paid-up capital.
(b) AXA France Vie Italy Branch also holds 1.9% of the paid-up capital.
(c) New corporate name (formerly AXA Carlink S.p.A.). AXA Interlife S.p.A. also holds 1% of the paid-up capital.
(d) In run off.
(e) AXA Soluzioni Vita S.p.A was merged in AXA Interlife S.p.A. in December 2008

Japan
as of January 1st, 2009



AXA
78.29%
AXA Versicherungen AG
(Switzerland)
AXA Japan Holding Co., Ltd
20.01%
AXA Leben AG
(Switzerland)
SBI Holdings Inc.
100%
100%
100%
100%
40%
55% (a)
AXA Life Insurance Co., Ltd
AXA Non-Life Insurance Co., Ltd
AXA Collection Services Co. Ltd.
AXA Financial Life Insurance Co. Ltd. (b)
SBI AXA Life Insurance Co. Ltd (c)

(a) 5% held by Softbank.
(b) New corporate name (formerly Winterthur Swiss Life Insurance Co. Ltd).
(c) New corporate name (formerly SBI Life Insurance Planning Co. Ltd).

Luxembourg
as of January 1st, 2009



AXA
AXA Versicherungen AG
(Switzerland)
AXA Holdings Belgium
(Belgium)
AXA Leben AG
(Switzerland)
51%
AXA Belgium
(Belgium)
AXA Luxembourg SA
49%
100%
99.99%
99.99%
99.95%
Finance Solutions S.àr.l. ("Finso")
AXA Assurances Luxembourg
AXA Assurances Vie Luxembourg
CONTERE
75%
25%
Immochapelle

Maghreb-Middle East
as of January 1st, 2009


AXA
AXA France IARD (France)
(Morocco)
(Lebanon)
(Arabian Peninsula)
100%
AXA Holding Maroc
Groupe SLF
49%
49%
100%
100%
90% (c)
AVANSUR Maroc (branch)
AXA Assurance Maroc
AXA Middle East SAL Lebanon
2%
AXA Holding SAL Lebanon
AXA Insurance EC (Bahrein)
100%
94.10%
86.94%
99.62%
50%
49%
50%
50%
Sté Gestion et Surveillance
RECAB (a)
ACRED (b)
EPARGNE CROISSANCE
FORCE 2
ONA COURTAGE
AXA Insurance (Gulf) B.S.C.(c) (Bahrein)
AXA Insurance (Saudi Arabia) B.S.C.(c) (Bahrein)
99% (d)
50%
50%
A.S.C. FZ-LLC
YBA Kanoo Group

(a) Consumer finance company. New corporate name (formerly SOMAFIC).
(b) Consumer finance company.
(c) 10% held by Société Beaujon (France).
(d) 1% held by AXA Insurance (Saudi Arabia) B.S.C.(c).

Malaysia – The Philippines
as of January 1st, 2009



AXA
AXA Asia Pacific Holdings Limited
(Australia)
50.5%
45%
National Mutual International Pty Limited
(Australia)
Philippine AXA Life Insurance Corporation
(Philippines)
49%
AXA AFFIN General Insurance Berhad
(Malaysia)
AXA AFFIN Life Insurance Berhad
(Malaysia)
40% (a)
51%
AFFIN Holdings Berhad

(a) Minorities hold 9.5% of the paid-up capital.

Mexico
as of January 1st, 2009



AXA
AXA Mediterranean Holding, S.A.
(Spain)
100%
AXA Seguros, S.A. de Compañia de Valores (a)

(a) New corporate name (formerly Seguros ING).

Poland
as of January 1st, 2009


AXA
Avanssur
(France)
Société Beaujon
(France)
AXA Versicherungen AG
(Switzerland)
AXA Leben AG
(Switzerland)
20.53%
19.84%
24..36% (a)
70% (b)
100%
Avansur S.A. Oddzial w Polsce. (branch)
(NL-cars)
AXA Życie Towarzystwo Ubezpieczeń S.A.
(life)
AXA Powszechne Towarzystwo Emerytalne S.A.
(Pensions)
AXA Towarzystwo Ubezpieczeń S.A.
(non life)
2.3%
AXA Polska S.A.
97.73%

(a) 35% held by EBRD.
(b) 30% helb by EBRD.

Portugal
as of January 1st, 2009



AXA
AXA Mediterranean Holding S.A. (Spain)
AXA Corporate Solutions Assurance (France)
AXA France Assurance (France)
AXA France Vie (France)
100%
83.02%
9.07%
5.37%
87.63%
Seguro Directo Gere Companhia de Seguros SA
AXA Portugal Companhia de Seguros SA (a)
2.27%
AXA Portugal Companhia de Seguros de Vida SA
7.46%
100%
89%
100%
ITMED Unipessoal, Lta (b)
Empresa Artistica SA
AXA distribuição Sociedade mediação Unipessoal, Lta

(a) Less than 0.5% of the shares are still owned by the public.
(b) New corporate name since August 6, 2008 (formerly Partilha de Conteudos Unipessoal, Ltd).

Singapore – Taiwan
as of January 1st, 2009



AXA
AXA France Assurance
(France)
AXA France IARD
(France)
AXA Asia Pacific Holdings Limited
(Australia)
National Mutual International Pty Limited
(Australia)
100%
100%
100%
100%
100%
Branch in Taïwan (b)
NM Insurances (Singapore) Pte Ltd
(Singapore)
AXA Financial Services (Singapore) Pte Ltd
(Singapore)
ipac financial planning Taiwan limited (a)
(Taiwan)
AXA Insurance Singapore
(Singapore)
AXA Asia Regional Centre Pte Ltd
(Singapore)
100%
100%
100%
ipac financial planning Singapore private limited
(Singapore)
AXA Wealth Management Singapore Pte Ltd
(Singapore)
AXA Life Insurance Singapore Private Ltd
(Singapore)

(a) Formerly (Sinopo Securities Investements Consulting Enterprise).
(b) Into liquidation.

Slovakia
as of January 1st, 2009


AXA
100%
65% (a)
AXA pojišt'ovna a.s.
(Czech Republic)
AXA životní pojišt'ovna a.s.
(Czech Republic)
100%
AXA investični
společnos a.s.
Czech Republic)
AXA Versicherungen AG
(Switzerland)
AXA Leben AG
(Switzerland)
100%
100%
100%
AXA pojišt'ovna a.s.,
organizačná zložka
Slovensko
AXA investičnispolečnost
a.s.,
organizačná zložka Slovensko
AXA životní pojišt'ovna a.s.,
organizačná zložka
Slovensko
AXA Slovenská
republika, a.s
AXA d.s.s., a.s.
AXA d.d.s., a.s.
100%
AXA Services, s.r.o.

(a) EBRD holds 35% of the share capital.

South Korea
as of January 1st, 2009


AXA
92.36%
Kyobo AXA General Insurance Co. Ltd (a)

(a) New corporate name (formerly Kyobo AXA Auto Insurance Co. Ltd).

Spain
as of January 1st, 2009



AXA
100%
AXA Mediterraenan Holding, S.A.
99.99%
100%
100%
99.89%
100%
100%
99.80%
Hilo Direct, Seguros y Reaseguros S.A. (c)
Winterthur Service, S.A.
Auxiliar de Seguros, S.L. Soc. Agencia de Seguros
AXA Seguros Generales, S.A. de Seguros y Reaseguros (b)
AXA Pensiones, S.A. E.G.F.P.
AXA Winterthur Salud S.A. de Seguros
AXA Vida, S.A. de Seguros y Reaseguros (d)
100%
100%
100%
100%
66.66%
33.33%
99.96%
Asesores Hilo Direct Agencia de Seguros S.A.
Asesores de Seguros, ASEGUR Agencia de Seguros, S.A.
AXA Aserores, Seguros e Inversiones Agencia de Seguros S.A.
Puntos Azules Asesores de Seguros Agencia de Seguros S.A.
Fundacion AXA
AXA Aurora Vida, S.A. de Seguros y Reaseguros (a)
100%
AXA Ibercapital Agencia de Valores, S.A.

(a) Minority shareholders hold 0.04% of the paid-up capital of this Company.
(b) Minority shareholders hold 0.11% of the paid-up capital of this Company.
(c) AXA Seguros Generales S.A. de Seguros y Reaseguros, holds 0.01% of the paid-up capital of this Company.
(d) Minority shareholders hold 0.20% of the paid-up capital of this Company.

Sub-Saharian Africa
as of January 1st, 2009



AXA
AXA Assurances Côte d'Ivoire (Ivory Coast)
AXA Assurances Cameroun (Cameroon)
AXA Assurances Gabon (Gabon)
AXA Assurances Sénégal (Senegal)
75.83%
14.25%
99.9%
2.55%
4.33%
86.49%
51.52%

Switzerland
as of January 1st, 2009


AXA
100%
AXA Versicherungen AG (a)
100%
66.67%
AXA Leben AG (b)
Winterthur-ARAG Rechtsschutzeversicherungs-Gesellschaft

(a) New corporate name as of March 19th, 2008 (formerly «Winterthur» Schweizerische Versicherungs-Gesellschaft).
(b) New corporate name as of March 19th, 2008 (formerly «Winterthur» Leben).

Thailand
as of January 1st, 2009


AXA
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
TISCO
UOB
49%
40%
10%
24.99%
22.06%
48.80%
25%
GITC Co., Ltd (b)
AXA Insurance Public Co. Ltd (a)
37.43%
ASM Holdings Limited
Krungthai-AXA Life Insurance Company Ltd
50%
Krung Thai Bank Public Company Limited
2.71%

(a) 1.38% held by VILAILUCK INTER, 0.83% by THAI-DAN ENTREPRISES and 3.31% by other minorities.
(b) 5% held by VILAILUCK INTER. HOLDING, 9% by THAI-DAN ENTREPRISES and 3.31% by other minorities.

Turkey
as of January 1st, 2009



AXA
50%
AXA Mediterranean Holding
(Spain)
100%
AXA Holding A.S. (a)
T.C. Ziraat
Bankasi
19.65%
100%
72.55%
AXA Hayat Sigorta A.S. (b)
(life)
AXA Sigorta A.S. (c)
(non life)
7.55
TPAO (d)
0.25%
Others

(a) New corporate name (formerly AXA Oyak Holding A.S.).
(b) New corporate name (formerly AXA Oyak Hayat Sigorta A.S.).
(c) New corporate name (formerly AXA Oyak Sigorta A.S.).
(d) Turkisch Petroleum Research Foundation established by its personnel.

Ukraine
as of January 1st, 2009



AXA
50%
50%
AXA Insurance (a)
AXA Ukraine (b)

(a) New corporate name (formerly Insurance Company Vesko).
(b) New corporate name (formerly Ukrainian Insurance Alliance).

UK – AXA UK Plc
as of January 1st, 2009



AXA
99.9%
AXA Equity & Law Plc
78.3%
21.7%
AXA UK PLC
100%
Bluefin Group Limited (a)
GBI (Holdings) Limited
Guardian Royal Exchange PLC
Architas Multi-Manager Limited
AXA Sun Life Holdings PLC
SBJ Global Risks Limited
Helix UK Limited
Bluefin Insurance Group Limited (c)
The Davis Group Plc
SBJ Holdings Limited
Bluefin Advisory Services Limited (b)
Thinc Group Holdings Limited
SBJ Group Limited
Layton Blackham Holdings Limited
Stuart Alexander Group Limited
Smart & Cook Holdings Limited
Swiftcover Insurance Services Limited
AXA Services Limited
AXA Insurance Plc
AXA Holdings Ireland Limited (Ireland) (1)
The Royal Exchange Assurance
AXA Insurance UK Plc
AXA General Insurance Limited
AXA PPP Healthcare Limited
AXA Sun Life Services Plc
AXA Sun Life Plc
The Annuity Company Limited
AXA Portfolio Services Limited
Sun Life Assurance Society Plc
Winterthur UK Financial Services Group Limited
Winterthur Life UK Holdings Limited
Winterthur Financial Services UK Holdings Limited
Winterthur Life UK Limited
Winterthur Pension Trustees UK Limited
Winterthur Pension Funds UK Limited

(1) See also Ireland Chart page 33.

(a) New corporate name as of December 31, 2008 (formerly AXA Advisory Holdings Limited).
(b) New corporate name as of December 31, 2008 (formerly Advisory Services Limited).
(c) New corporate name as of December 31, 2008 (formerly Venture Preference Limited).

USA – AXA Financial, Inc.

as of January 1st, 2009


AXA
100%
AXA FINANCIAL INC.
100%
AXA Equitable Financial Services, LLC
25.02% (a)
100%
100%
100%
100%
100%
AXA Equitable Life Insurance Company
AXA Equitable Life and Annuity Company (c)
AXA Distribution Holding Corporation
AXA Financial (Bermuda) Ltd
MONY Life Insurance Company
37.36% (b)
100%
100%
100%
100%
100%
100%
AllianceBernstein L.P.
AXA Distributors LLC
AXA Network, LLC
AXA Advisors, LLC
MONY Financial Services, Inc.
MONY Life Insurance Company of America
U.S. Financial Life Insurance Company
100%
MONY Securities Corporation
MONY Brokerage, Inc.

(a) 21.48% of which is indirectly held through AXA Financial (Bermuda) Ltd and 3.54% of which is indirectly held through MONY Life.
(b) Directly and indirectly.
(c) New corporate name as of September 22, 2008 (formerly AXA Life and Annuity Company).